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EXHIBIT 32.2

               CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT
        TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

            In connection with the accompanying Annual Report on Form 10-KSB for the period ended March 31, 2004 (the "Report") of GFY Foods, Inc., a Nevada corporation (the "Company"), I, Edward E. Schwalb, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 14, 2004                         /s/ Edward E. Schwalb
                                             --------------------------
                                             Edward E. Schwalb
                                             Chief Financial Officer